                                                                    EXHIBIT 10.6

  CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
             EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                         TRANSITIONAL SERVICES AGREEMENT

                  TRANSITIONAL SERVICES AGREEMENT ("Agreement"), dated as of the 31st day of July, 2001 ("Effective Date"), by and among BECTON, DICKINSON AND COMPANY, a New Jersey corporation ("BD"), TRIPATH IMAGING, INC., a Delaware corporation ("TriPath"), and TriPath Oncology, Inc., a Delaware corporation ("Newco").

                                   WITNESSETH:

                  WHEREAS, pursuant to the Development and License Agreement (the "Development Agreement"), dated as of the date hereof, by and among BD, TriPath and Newco, Newco has agreed, among other things, to perform certain research and development obligations of BD under that certain Collaboration and License Agreement, dated as of February 21, 1999, as amended, by and between BD and Millenium Pharmaceuticals, Inc., as successor to Millennium Predictive Medicine, Inc. (the "R&D Activities"); and

                  WHEREAS, in order to enable Newco to perform the R&D Activities, Newco wishes to use certain facilities of BD at its building located at 54 Loveton Circle, Sparks, Maryland (the "Building"), and has requested that BD provide certain other services, for the transitional period described herein; and

                  WHEREAS, BD is willing to provide access to such facilities and provide such services during said period; and

                  WHEREAS, it is a condition to the effectiveness of the Development Agreement that the parties hereto execute and deliver this Agreement;

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto hereby agree as follows:

          1.  Use of Facilities.

         1.1 Facilities. (a) BD hereby represents that it owns the Building and has the corporate power to give Newco the right to occupy and use the Facilities and Common Areas (as such terms are defined herein) as described herein. BD further represents that the Facilities meet all FDA GLP and GMP standards and are appropriately equipped and otherwise in a condition reasonably adequate to enable Newco to perform the R&D Activities as currently conducted by the BD Gene business of BD ("BD Gene"). During the Term (as defined herein), BD shall provide Newco with (i) the use of the laboratory, office and cubicle space (the "Facilities") described in Exhibit A attached hereto and the FF&E (as defined herein), and including, without limitation, access (to the extent permitted by BD's agreements with third parties) to all books, journals, market reports, software and other documents and information purchased for or used by BD's molecular oncology effort, access to all laboratory notebooks currently assigned to BD Gene or otherwise attributable to BD's oncology effort, access to all electronic files of all current and (to the extent existing on the date hereof) former BD Gene employees, access to and use of the BD PACE and Quality Systems; and (ii) those support services (the "Services") described in Exhibit B attached hereto. Newco shall use the Facilities for the sole purpose of performing its R&D Activities under the Development Agreement. BD shall, [*****] FDA GLP and GMP standards at all times during the term of this Agreement. As used herein, "FF&E" shall mean [*****].

         (b) BD hereby represents and warrants that it owns and has good title to the FF&E, free and clear of all claims, liens, security interests or other encumbrances (except for such encumbrances which would not, individually or in the aggregate, adversely impact Newco's use of the assets). BD hereby agrees during the Term of this Agreement: (i) to maintain good title to the FF&E and not to sell or otherwise dispose of such FF&E (except as part of a capital replacement), and (ii) not to create, incur or permit any claims, liens, security interests or other encumbrances whatsoever with respect to such assets (except for such encumbrances which would not, individually or in the aggregate, adversely impact Newco's use of the assets).

         (c) BD and Newco acknowledge that the Facilities occupy only a small portion of the Building and that BD occupies and uses the remaining portions of the Building for its own laboratory, research and other purposes. Accordingly, BD agrees that it will use the Building, and Newco agrees that it will use the Facilities and Common Areas (as defined below), in such manner as to prevent and/or minimize any interference to the laboratory, research and other activities of the other party to the extent reasonably practicable and will take reasonable steps to prevent any unauthorized access to the Facilities or other parts of the Building, as applicable, by its Affiliates (as defined herein) in light of the reasonable business security and confidentiality needs of the other party. BD shall have the right from time to time, exercisable upon prior written notice reasonable under the circumstances and at BD's expense, to relocate Newco to other facilities located in the Building, provided such substitute facilities are reasonably similar in size, quality and utility at the time of the move.

         (d) Newco shall give BD reasonable advance notice of any invitee or visitor (other than a Newco or TriPath employee) of Newco to the Building. BD reserves the right to deny access to the Building to any of Newco's invitees or visitors if BD, in its discretion, determines that denial of access is needed to protect BD's business security and confidentiality needs. Newco shall maintain written records that indicate the name, company, date, time and purpose of visit for all invitees and visitors to the Facilities. Such visitor records shall be open to inspection by BD during all regular business hours and Newco shall, upon demand therefor by BD from time to time, provide BD with copies of all such records.

         1.2. Common Areas. During the Term, Newco shall also have the right to use, in common with BD and others entitled to use them, the Common Areas. For purposes of this Agreement, "Common Areas" shall mean the cafeteria, library, meeting rooms, videoconference rooms, rest rooms, hallways, cold room, dark room, radiation lab, autoclave, glassware room, lobby and stairwells, along with Building entrances, exits, sidewalks, and the parking area located immediately adjacent to the Building.

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CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


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

         1.3 Rules and Procedures; Access by BD. (a) Newco agrees to fully comply, and to cause all Newco Affiliates to fully comply, with all current policies and procedures of which BD has given Newco written notice, and such other policies and procedures as BD may from time to time establish and provide Newco with written notice thereof, relating to the Building, Facilities and Common Areas. BD shall have the right, exercisable upon prior notice reasonable under the circumstances (except in emergencies, in which case no notice shall be required), to temporarily bar Newco's access and that of its Affiliates (as herein defined) to the Building, Facilities and/or Common Areas for health and safety reasons or under emergency conditions, and to otherwise operate, maintain and perform such other acts in and to the Building, Facilities and Common Areas in such a manner as BD shall reasonably determine from time to time.

         (b) BD and its agents and representatives shall have the right to enter into and upon any part of the Facilities at all reasonable hours upon reasonable prior notice to Newco (and in emergencies, or when required by government regulatory inspectors, at all times without the requirement for any prior notice) to inspect the same and to make repairs to the Facilities, and Newco shall not be entitled to any reduction in any amount due hereunder by reason thereof. BD agrees that in exercising its access right hereunder, BD shall be subject to and shall comply with all reasonable requests of Newco with respect to Newco's business safety, security and confidentiality needs; and except in emergencies, any such entry shall be accompanied by a representative of Newco; in addition, any such entry shall be exercised in such a manner so as to minimize any disruption to Newco's business to the extent reasonably practicable, and BD shall restore any damage to the Facilities occasioned by such entry.

         1.4. Alterations and Repairs. Newco shall not alter, make any improvements to or add any fixtures at the Facilities or any other part of the Building without the prior written consent of BD. Newco shall, at its expense, service, keep, and maintain all the FF&E in good order, repair and condition, ordinary wear and tear excepted. Notwithstanding the foregoing, in no event shall Newco have any obligation to make any capital repairs to, or replacements of, the FF&E to the extent due to ordinary wear and tear. Newco covenants and agrees to promptly reimburse BD for the cost to repair any damage (other than ordinary wear and tear) to the Facilities, Common Areas or any other area of the Building caused by Newco or Newco's Affiliates; provided that Newco shall only be obligated to reimburse for such repairs as are required to restore the Facilities, Common Areas and any other area of the Building to as good a condition as existed prior to such damage.

         1.5. Casualty Damage; Condemnation. If during the Term, the Facilities, or any other portions of the Building or the Common Areas, are damaged or destroyed or lawfully taken or condemned for any public or quasi-public use or purpose, thereby rendering the Facilities unusable or inaccessible or otherwise materially adversely effecting Newco's ability to perform its obligations under the Development Agreement, then BD shall use reasonable efforts to relocate Newco to other comparable facilities in the Building to the extent possible. If relocation of Newco to other facilities in the Building is not reasonably possible, the parties agree to cooperate to find a mutually acceptable resolution. In the event the parties are unable to mutually agree on a resolution, Newco shall have the right to terminate this Agreement upon written notice to BD.

         1.6 Hazardous Substances. Except for necessary quantities of customary cleaning supplies used in cleaning and maintaining the Facilities, and for quantities used by Newco and related to the R&D Activities (collectively, "Permitted Quantities"), which Permitted Quantities shall be properly stored and used in strict accordance with all applicable Hazardous Substances laws and regulations and BD's then existing safety and environmental policies and procedures, Newco shall not generate, use, store, possess, transport or dispose of any Hazardous Substances in or about the Building without the express prior written consent of BD and compliance in a timely manner (at Newco's sole cost and expense) with all applicable laws and BD's then existing safety and environmental policies and procedures. Notwithstanding the foregoing, to the extent that Newco is involved in any activity involving Hazardous Substances which is merely a continuation of an activity currently conducted by BD, Newco shall not be required to obtain any consent in connection with such activity, and shall not be responsible for any cost or expense necessary to bring the Building into compliance with applicable laws or BD's safety and environmental policies and procedures with respect to such activity to the extent BD is not in compliance therewith on the date hereof. The term "Hazardous Substance" as used in this Agreement shall mean pollutant, contaminant, waste or chemical or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substance, waste or material, or any substance, waste or material having any constituent elements displaying any of the foregoing characteristics, including, without limitation, petroleum, its derivatives, by-products and other hydrocarbons, and any substance, waste or material regulated under any environmental law.

                  (b) Duty to Inform BD. If Newco knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has been brought into or about the Building, other than as permitted hereunder or as previously consented to by BD, Newco shall immediately give written notice of such fact to BD.

                  (c) Indemnification by Newco and TriPath. Newco and TriPath, jointly and severally, shall indemnify, protect, defend and hold BD and its officers, directors, agents and employees, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and reasonable attorney's fees arising out of or involving any Hazardous Substance brought into the Building by or for Newco or under Newco's control after the date hereof. Newco's obligations under this Section 1.6 (c) shall include, but not be limited to, the effects of any contamination or injury to any person, property or the environment created or suffered by Newco, and the cost of investigation (including, without limitation, reasonable consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Agreement.

                  (d) Indemnification by BD. BD hereby represents that the Facilities are free of contamination by any Hazardous Substances. BD shall indemnify, protect, defend and hold Newco and TriPath and its officers, directors, agents and employees, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and reasonable attorney's fees arising out of or involving any Hazardous Substance brought into the Building by or for BD or under BD's control. BD's obligations under this Section 1.6 (d) shall include, but not be limited to, the effects of any contamination or injury to any person, property or the environment created or suffered by BD, and the cost of investigation (including, without limitation, reasonable consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Agreement.

         1.7. Signs. Newco shall not affix, attach or otherwise place any sign on the roof, the exterior or interior portions of any windows, walls, corridors or any other area of the Building without BD's prior approval.

         2.  BD Gene Employees.

         2.1. Assignment of Employees. During the Term, BD shall assign to the Development Program, for the benefit of Newco, those employees of BD Gene set forth on Exhibit C of the Development Agreement [*****] (collectively, "BD Gene Employees"). Such persons shall, at all times during the Term, be employees of BD for all purposes. All responsibilities and duties of the BD Gene Employees during the Term shall be assigned by BD, after consultation with Newco. Ownership of any inventions made by a BD Gene Employee in the course of the Development Program shall be determined as set forth in Section 5.1 of the Development Agreement. BD shall obtain Newco's consent prior to terminating any BD Gene Employee, which consent shall not be unreasonably withheld, provided, however, that nothing in this Section 2.1 shall prevent BD from terminating any BD Gene Employee for cause (which for purposes of this Agreement shall mean misappropriation of any funds or property of BD or its employees or other acts of fraud or dishonesty, criminal conduct (other than minor traffic violations) or violation of any policy or standard of conduct of BD which has an adverse effect on BD's business). In the event the employment of any [*****].

         2.2 Benefits; Severance. All benefits and other payments to which a BD Gene Employee shall become entitled as a result of his or her termination of employment with BD, whether arising under applicable law, regulation or benefit policy of BD, shall be paid by BD. All liabilities associated with any BD Gene Employee with respect to any employee benefit plan, severance plan or any other arrangement covering such BD Gene Employee shall remain with BD. In no event shall Tripath or Newco be responsible for any severance or termination obligations with respect to any employees terminated by BD.

         3.  Fees.

         3.1 Facilities. As compensation for the use of the Facilities and FF&E and the Services to be provided by BD hereunder, Newco shall pay to BD during the Term a monthly fee of [*****] located in the Building, pro-rated for any partial month. In addition, as compensation for the services provided by BD Gene Employees pursuant to Section 2.1, Newco [*****] (i) [*****] BD Gene Employees during such month (or earned by any other person currently employed with BD Gene for the period prior to their acceptance of employment with Newco),
(ii) [*****] in compensating such BD Gene Employees consistent with BD's compensation policies (including, without limitation, benefits costs, success-sharing and bonus amounts), and (iii) [*****] in connection with the Development Plan which would [*****].

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         CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

         3.2 Payment Terms. Within five business days following the end of each calendar month during the Term, BD shall deliver to Newco an invoice setting forth the amount due for such month. In addition, BD shall deliver an invoice to Newco within five business days following the end of the month immediately following the last month of the Term with respect to all amounts payable by Newco hereunder which were not previously invoiced to Newco. Newco shall pay the amount due under any invoice within [*****] from the date of such invoice, and all invoices will be paid without deduction or setoff for any reason whatsoever. All such amounts shall be paid in United States dollars, by check payable to the order of BD or by wire transfer of the relevant amount to a bank account designated by BD.

         3.3 Books and Records. During the Term and for a period of one year thereafter, BD shall keep and maintain true and accurate books and other records containing such information as may be necessary in order to enable Newco to verify any of the amounts claimed by BD to be payable to it pursuant hereto.

         4.       Term; Termination.

         4.1 Term This Agreement shall be for an initial term of one year from the date written above, unless earlier terminated in accordance with the terms hereof. Upon the expiration of the initial term, or any renewal term, this Agreement may be extended as mutually agreed by the parties (the initial term, as the same may be extended, is referred to herein as the "Term").

         4.2      Termination.

                  (a) This Agreement may be terminated by any party in the event of a material breach of this Agreement by another party which is not cured within sixty (60) days after written notice has been provided to the breaching party by the party wishing to terminate this Agreement. In the event such breach, by its nature, is incurable, then notwithstanding the foregoing, the Agreement may be terminated immediately.

                  (b) This Agreement shall terminate immediately in the event the Development Agreement shall terminate for any reason.

                  (c) This Agreement may be terminated at any time upon the mutual agreement of the parties.

                  (d) This Agreement may be terminated by Newco at any time by giving BD thirty (30) days prior written notice of such termination.

         4.3 Effect of Termination. No termination or expiration of this Agreement shall relieve any party of any obligation hereunder accruing, or its responsibility for any breach of this Agreement occurring, prior to the date of termination or expiration, as applicable. The provisions of Sections 1.6 and 7 shall survive any termination or expiration of this Agreement.

         4.4 Removal of Property. Upon any termination of this Agreement, Newco shall promptly remove all personal property of Newco then in the Building.

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         CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

         5. Insurance. (a) Newco may at its option, during the Term, at its sole cost and expense, procure and keep in force and effect fire and extended coverage property insurance on its equipment and any other personal property placed in or about the Building in whatever amounts it deems necessary. Any such insurance shall contain a waiver of subrogation in favor of BD. If Newco elects not to insure such equipment or other personal property, BD shall bear no responsibility for, nor have any obligation to Newco to insure or otherwise be financially responsible for loss or damage to such property unless such damage is caused by the gross negligence or willful misconduct of BD or its affiliates, employees, officers, agents, representatives, or successors and assigns.

                  (b) At all times during the Term, Newco (or TriPath, on behalf of Newco), at its own expense, shall maintain a policy or policies of commercial general liability insurance (occurrence coverage) with respect to its activities in or about the Building, with the premiums thereon fully paid on or before the due date, issued by and binding upon an insurance company authorized to conduct such business in the State of Maryland and reasonably acceptable to BD. Such policy or policies shall afford minimum protection of not less than [*****], and shall name BD as an additional insured. Such insurance shall be primary and non-contributing to any insurance maintained by BD and shall contain a waiver of subrogation in favor of BD. Such insurance policy or policies also shall include personal injury and contractual liability coverage for the performance by Newco of its indemnity agreements set forth in this Agreement.

                  (c) Newco shall, at BD's request from time to time, provide BD with a current certificate of insurance evidencing compliance with the terms and requirements of this Section 5. All policies required to be maintained under this Section 5 shall contain a provision whereby the insurer is not allowed to cancel, fail to renew or change materially the coverage without first giving thirty (30) days prior written notice to BD.

                  (d) At all times during the Term, BD, at its sole cost and expense, shall procure and keep in full force and effect fire, property and commercial general liability insurance that BD determines provides sufficient coverage for the Building. If BD elects not to insure all or any part of the Building, Newco shall bear no responsibility for, nor have any obligation to BD to insure or otherwise be financially responsible for loss or damage to such property unless such damage is caused by the gross negligence or willful misconduct of Newco or its affiliates, employees, officers, agents, representatives, or successors and assigns.

         6. Limitations on Liability. (a) BD shall not have any duties or responsibilities hereunder other than those specifically set forth herein and no implied obligations shall be read into this Agreement. BD shall not be liable to Newco for (i) any accident or damage caused by electric lights or wires or the operation of elevators, heating, lighting or plumbing apparatus, or any accident or injury occurring in connection with the Building or any services provided by BD, (ii) losses of or damage to property of Newco caused by rain, snow, water or steam that may leak into or flow from any part of the Building through any defects in the roof or plumbing or from any other source, including but not limited to, acts or omissions on the part of other occupants or users of the Building or persons using or present at the Building, or (iii) thefts or losses of, or damage to, any goods, cash, personal effects or other personal property stored or placed by Newco (or any Newco Affiliate) in or about the Facilities, unless the losses or

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         CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

damages referred to in said items (i) through (iii) are caused by the gross negligence or willful misconduct of BD, its affiliates, employees, agents, representatives, or successors and assigns. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, UNDER NO CIRCUMSTANCES SHALL BD BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING, BUT NOT LIMITED TO, THOSE RESULTING FROM LOSS OF TIME, LOSS OF DATA, LOSS OF PROFITS OR LOSS OF GOODWILL, WHETHER FORESEEABLE OR UNFORESEEABLE.

         (b) Except as otherwise provided herein, neither Newco nor TriPath nor any of their respective officers, directors, shareholders, affiliates, employees, agents, representatives, successors or assigns shall be liable for any action taken or omitted to be taken by Newco or TriPath under or in connection with this Agreement, except for losses incurred by BD arising out of the gross negligence or willful misconduct of Newco or TriPath, as the case may be, and their respective affiliates, employees, agents, representatives, or successors and assigns. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, UNDER NO CIRCUMSTANCES SHALL NEWCO OR TRIPATH BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING, BUT NOT LIMITED TO, THOSE RESULTING FROM LOSS OF TIME, LOSS OF DATA, LOSS OF PROFITS OR LOSS OF GOODWILL, WHETHER FORESEEABLE OR UNFORESEEABLE.

         7.       Confidentiality.

                  (a) Any information relating to Newco or TriPath or their affiliates which is obtained by BD or any affiliates, agents, licensees, officers, directors, employees, contractors, subcontractors, invitees, guests and others subject to its supervision or control (collectively, "Affiliates") as a result of its or their presence in the Building and other than in the course of the Development Program, including without limitation, information relating to Newco's or TriPath's present or future products, business or prospects, whether in oral, written, visual or other form, shall be deemed Confidential Information for purposes of the Development Agreement (notwithstanding any requirement in the Development Agreement that such information be in writing or marked as confidential) and shall be kept confidential in accordance with the terms of the Development Agreement. BD shall be responsible for any breach of this Section 7 by an Affiliate of BD.

                  (b) Any information relating to BD or its affiliates which is obtained by Newco or any Affiliate of Newco as a result of its or their presence in the Building and other than in the course of the Development Program, including without limitation, information relating to BD's present or future products, business or prospects, whether in oral, written, visual or other form, shall be deemed Confidential Information for purposes of the Development Agreement (notwithstanding any requirement in the Development Agreement that such information be in writing or marked as confidential) and shall be kept confidential in accordance with the terms of the Development Agreement. Newco shall not permit any Affiliate of Newco to enter the Building unless such Affiliate shall have agreed to be bound by the terms of this Section
7. Newco shall be responsible for any breach of this Section 7 by an Affiliate of Newco.

         8. Force Majeure. Any party's obligations shall be suspended during the period and to the extent that such party is prevented or hindered from complying therewith by any law or governmental order or by any cause beyond the control of such party, including, without limitation, acts of God, strikes, lock outs and other labor and industrial disputes and disturbances, civil disturbances, accidents, acts of war or conditions arising out of or attributable to war (whether declared or undeclared), shortage of necessary equipment, materials or labor, or restrictions thereon or limitations upon the use thereof, and delays in transportation. In such event, the suspending party shall give notice of suspension as soon as reasonably practicable to the other parties stating the date and extent of such suspension and the cause thereof, and shall resume the performance of such obligations as soon as reasonably practicable after the removal of the cause.

         9. Guaranty. TriPath hereby unconditionally guarantees the obligations and liabilities of Newco under this Agreement. TriPath hereby acknowledges and agrees that (i) Newco and BD may amend or modify this Agreement [*****] and (ii) BD shall be entitled to interact and deal with Newco on all matters relating to this Agreement (and any modifications or amendments hereto) without regard to the guaranty made by TriPath hereunder, and that in each such case, the obligations and liabilities of TriPath under this guaranty shall not be released or otherwise affected or impaired as a result thereof.

         10.      General Provisions.

         10.1 Execution in Counterparts. This Agreement (A) may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document, and (B) shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to each of the other party hereto.

         10.2 Notices. All notices, requests, demands and other communications given hereunder shall be in writing and shall be deemed to have been duly given: (i) on the date of delivery, if delivered personally or by messenger, (ii) on the first business day following the date of timely deposit with Federal Express or other nationally recognized overnight courier service, if sent by such courier specifying next day delivery, (iii) upon receipt of confirmation of transmission, if transmitted by telecopier; and (iv) on the third business day after mailing, if mailed by registered or certified mail (postage prepaid, return receipt requested); provided, however, that a notice of change of address or telecopier number shall not be deemed to have been given until actually received by the addressee. All such notices, requests, demands and other communications shall be addressed as set forth below or to such other address or telecopier number as either party hereto may designate to the other party hereto by like notice:

         if to BD:

                           Becton, Dickinson and Company
                           1 Becton Drive
                           Franklin Lakes, NJ 07417

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         CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                           Attention:  Vincent Forlenza
                           Telecopy:  201-847-5361

         with a copy to:

                           Becton, Dickinson and Company
                           1 Becton Drive
                           Franklin Lakes, NJ  07417
                           Telecopy No.:  201-848-9228
                           Attn: General Counsel

         if to Newco:

                           TriPath Oncology, Inc.
                           780 Plantation Drive
                           Burlington, North Carolina  27215
                           Telecopy No.: 336-222-8819
                           Attn:  President

         with a copy to:

                           Palmer & Dodge LLP
                           One Beacon Street
                           Boston, Massachusetts 02108-3019
                           Telecopy No.:  (617) 227-4420
                           Attn: Steven N. Farber, Esq.
                           (after 11/01/01:  111 Huntington Avenue
                           Boston, Massachusetts  02115

         if to TriPath:

                           TriPath Imaging, Inc.
                           780 Plantation Drive
                           Burlington, North Carolina  27215
                           Telecopy No.: 336-222-8819
                           Attn: President

         with a copy to:

                           Palmer & Dodge LLP
                           One Beacon Street
                           Boston, Massachusetts 02108-3019
                           Telecopy No.:  (617) 227-4420
                           Attn: Steven N. Farber, Esq.
                           (after 11/01/01:  111 Huntington Avenue
                           Boston, Massachusetts 02115)

         10.3 Amendments. This Agreement may only be amended or modified by a written instrument executed by BD and Newco hereto.

         10.4 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings between the parties hereto, oral and written, with respect to the subject matter hereof.

         10.5 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

         10.6 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the provisions of this Agreement.

         10.7 Interpretation. As used in this Agreement, unless the context otherwise requires: words describing the singular number shall include the plural and vice versa; words denoting any gender shall include all genders; words denoting natural persons shall include corporations, partnerships and other entities, and vice versa; and the words "hereof", "herein" and "hereunder", and words of similar import, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement.

         10.8 Relationship of Parties. Nothing contained in this Agreement shall be deemed or construed by the parties, or by any third party, to create the relationship of partnership, joint venture or agent and principal between the parties hereto, it being understood and agreed that the relationship between the parties hereto shall be the relationship of independent parties contracting for services. No party has, and shall not hold itself out as having, any authority to enter into any contract or create any obligation or liability on behalf of, in the name of or binding upon any other party hereto. Without limiting the generality of the foregoing, Newco agrees that neither this Agreement, nor any act or omission prescribed herein or relating hereto, creates an express or implied principal-agent, representative or employer-employee relationship between BD and Newco, Newco's subcontractors or any employees of Newco or its subcontractors. In addition, neither Newco nor its subcontractors, nor the employees of Newco or of Newco's subcontractors, shall be eligible to participate in any of BD's health, welfare, disability, pension, workers compensation or any other employee benefit programs or similar programs.

         10.9 Certain Definitions. All capitalized terms contained in this Agreement which are not defined herein shall have the meanings ascribed thereto in the Development Agreement.

         10.10 Assigns. This Agreement shall not be assigned without the express written consent of the other parties hereto (which consent may be granted or withheld in the sole discretion of each party). A Change in Control of TriPath or Newco shall be deemed an assignment of this Agreement.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

         IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Agreement as of the date first above written.

                           BECTON, DICKINSON AND COMPANY


                           By:   /s/ Vincent A. Forlenza
                              ---------------------------------------------
                              Name: Vincent A. Forlenza
                              Title: Senior Vice President - Technology
                              Strategy and Development

                           TRIPATH IMAGING, INC.


                           By:   /s/ Paul R. Sohmer, M.D.
                              ---------------------------------------------
                              Name: Paul R. Sohmer, M.D.
                              Title: President and Chief Executive Officer

                           TRIPATH ONCOLOGY, INC.


                           By:   /s/ Paul R. Sohmer, M.D.
                              ---------------------------------------------
                              Name: Paul R. Sohmer, M.D.
                              Title: President

                                    EXHIBIT A

                            DESCRIPTION OF FACILITIES

The approximate 25,000 square feet of laboratory, cubicle and office space located in the Building and currently used by BD Gene.

                                    EXHIBIT B

                             DESCRIPTION OF SERVICES

[*****]

---------------

         CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.